UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STARBUCKS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fees paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)

Your Vote Counts! STARBUCKS CORPORATION 2024 Annual Meeting Vote by March 12, 2024 11:59 PM ET V28569-P01891 You invested in STARBUCKS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the 2024 Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 13, 2024. Get informed before you vote View the Notice & Proxy Statement, Annual Report and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 28, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and March 13, 2024 10:00 AM Pacific Time vote without entering a control number Virtually at: www.cesonlineservices.com/sbux24_vm 740790-001 22Jan24 19:23 Page 2 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT STARBUCKS CORPORATION This is an overview of the proposals being presented at the 2024 Annual Meeting upcoming shareholder meeting. Please follow the instructions on Vote by March 12, 2024 the reverse side to vote these important matters. 11:59 PM ET Board Voting Items Recommends 1a. Company-recommended nominee: Ritch Allison For 1b. Company-recommended nominee: Andy Campion For 1c. Company-recommended nominee: Beth Ford For 1d. Company-recommended nominee: Mellody Hobson For 1e. Company-recommended nominee: Jørgen Vig Knudstorp For 1f. Company-recommended nominee: Neal Mohan For 1g. Company-recommended nominee: Satya Nadella For 1h. Company-recommended nominee: Laxman Narasimhan For 1i. Company-recommended nominee: Daniel Servitje For 1j. Company-recommended nominee: Mike Sievert For 1k. Company-recommended nominee: Wei Zhang For 1l. Company-opposed SOC Group nominee: Maria Echaveste Withhold 1m. Company-opposed SOC Group nominee: Hon. Joshua Gotbaum Withhold 1n. Company-opposed SOC Group nominee: Wilma B. Liebman Withhold 2. To approve, on a nonbinding, advisory basis, the compensation paid to Starbucks named executive officers (“say-on- For pay”). 3. To ratify the selection of Deloitte & Touche LLP as Starbucks independent registered public accounting firm for fiscal For year 2024. 4. Shareholder proposal requesting a report on plant-based milk pricing. Against 5. Shareholder proposal requesting a report on direct and systemic discrimination. Against 6. Shareholder proposal requesting a report on human rights policies. Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof. This notice represents Starbucks WHITE card, as outlined in the Proxy Statement. 740790-001 22Jan24 19:23